Concentrations	12 Months Ended
Dec. 31, 2022
Concentrations [Abstract]
Concentrations
13.	Concentrations

A majority of the Company’s revenue and expense transactions are denominated in RMB and a significant portion of the Company and its subsidiaries’ assets and liabilities are denominated in RMB. RMB is not freely convertible into foreign currencies. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People’s Bank of China (“PBOC”). Remittances in currencies other than RMB by the Company in China must be processed through the PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to affect the remittance.

As of December 31, 2022 and 2021, $3,805,103 and $10,753,049 of the Company’s cash was on deposit at financial institutions in the PRC where there currently is no rule or regulation requiring such financial institutions to maintain insurance to cover bank deposits in the event of bank failure. For the years ended December 31, 2022, 2021 and 2020, the Company’s substantial assets were located in the PRC and the Company’s substantial revenues were derived from its subsidiaries and VIEs located in the PRC.

For the year ended December 31, 2022, one customer accounted for more than 52.2% of the Company’s total revenue..

For the years ended December2021 and 2020, no single customer accounted for more than 10% of the Company’s total revenue.

As of December 31, 2022, one customer accounted for 63.2% of the total accounts receivable balance. As of December 31, 2021, one customer accounted for 73.8% of the total accounts receivable balance.